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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
OneLink Communications, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OneLink Communications, Inc.

Notice of Annual Meeting of Shareholders
to be held May 23, 2000 at 3:30 p.m. (C.D.T.)

    Please take notice that the Annual Meeting of Shareholders of OneLink Communications, Inc. (the "Company") will be held, pursuant to due call by the Board of Directors of the Company, at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, on Tuesday, May 23, 2000, at 3:30 p.m. (C.D.T.), or at any adjournment thereof, for the purpose of considering and taking appropriate action with respect to the following:

  1.
  To elect five directors to the Board of Directors of the Company;

  2.
  To amend the Articles of Incorporation of the Company to change its corporate name from "OneLink Communications, Inc." to "OneLink, Inc.";

  3.
  To approve the Company's 1999 Non-Qualified Stock Option Plan, as amended;

  4.
  To ratify the selection of Lund Koehler Cox & Arkema, LLP as independent public accountants of the Company for the fiscal year ending December 31, 2000; and

  5.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

    Accompanying this Notice of Annual Meeting is a Proxy Statement, Proxy and the Company's 1999 Annual Report to Shareholders, which are being sent to you by order of the Board of Directors.

    Pursuant to due action of the Board of Directors, only shareholders of record shown on the books of the Company at the close of business on April 17, 2000, will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

    You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning the Proxy will help avoid further solicitation expense to the Company.

                      Sincerely,

                      /s/ Ronald E. Eibensteiner
                      Ronald E. Eibensteiner
                       Chairman

Dated: April 20, 2000
Eden Prairie, MN 55344

OneLink Communications, Inc.
10340 Viking Drive, Suite 150
Eden Prairie, MN 55344

PROXY STATEMENT
for
Annual Meeting of Shareholders
to be held May 23, 2000 at 3:30 p.m. (C.D.T.)

PROXIES AND VOTING

    This Proxy Statement is being furnished to the shareholders of OneLink Communications, Inc., a Minnesota corporation ("OneLink" or the "Company"), in connection with the solicitation by the Board of Directors of the Company ("Board of Directors") of proxies to be used at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, May 23, 2000 at 3:30 p.m. (C.D.T.), at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, MN 55343, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting. The approximate date on which this Proxy Statement and the accompanying proxy were first sent or given to shareholders of the Company was April 24, 2000.

    The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

    Any shareholder giving a Proxy may revoke it at any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written Proxy with an officer of the Company. Personal attendance at the Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation of a subsequent Proxy is delivered to an officer before the Proxy intended to be revoked or superseded is used at the Annual Meeting.

    The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies not revoked will be voted in accordance with the instructions specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any specific instructions with respect to any proposal will, subject to the following, be voted in favor of the proposals set forth in the Notice of Annual Meeting and in favor of the slate of directors proposed by the Board of Directors as listed herein. If a shareholder abstains from voting as to any proposal, then the shares of OneLink Common Stock held by such shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such proposal, but shall not be deemed to have been voted in favor of such proposal. Abstentions as to any proposal, therefore, will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular proposal, then the shares covered by such non-vote proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum, but shall not be deemed to be present at the Annual Meeting for purposes of calculating the vote required for approval of such proposal.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

    The Company's common stock, $.01 par value (the "Common Stock") is the only outstanding class of voting securities of the Company. The Board of Directors of the Company has fixed April 17, 2000, as the record date (the "Record Date") for determining shareholders entitled to vote at the Annual Meeting.

Persons who were not shareholders on the Record Date will not be allowed to vote at the Annual Meeting. As of the Record Date, there were 9,693,404 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.

    The following table sets forth certain information with respect to beneficial ownership of Common Stock as of the Record Date by: (i) each director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table, (iii) all directors and executive officers of the Company as a group and (iv) each person or entity known by the Company to own beneficially more than five percent (5%) of the Company's Common Stock. Unless otherwise indicated, the address of each beneficial owner is 10340 Viking Drive, Suite 150, Eden Prairie, Minnesota 55344.

Name of Shareholder	Number of Shares Beneficially Owned(1)	Percent of Outstanding Shares(1)
Paul F. Lidsky(2)	437,200	4.3%
Ronald E. Eibensteiner(3) 801 Nicollet Mall, Suite 1860 Minneapolis, MN 55402	1,358,000	13.5%
Vin Weber(4) 1775 I Street, N.W. Washington, D.C. 20006	75,294	*
John F. Stapleton(5) 300 Prairie Center Drive Eden Prairie, MN 55344	35,000	*
Thomas M. Kieffer(6) 3025 Harbor Lane, Suite 400 Plymouth, MN 55447	60,000	*
Gregory H. Mohn(7)	447,546	4.6%
Kirk C. Danzl(8)	82,000	*
All current executive officers and directors as a group (seven persons)(9)	2,495,040	23.1%
Fargo Investments, LP(10) 11100 Santa Monica Blvd., Suite 1900 Los Angeles, CA 90025	917,000	9.5%
Perkins Capital Management, Inc.(11) 730 East Lake Street Wayzata, MN 55391-1769	2,267,700	23.4%
Wyncrest Capital(12) 801 Nicollet Mall, Suite 1860 Minneapolis, MN 55402	830,000	8.6%
Wayne W. Mills(13) 5500 Wayzata Blvd., Suite 290 Golden Valley, MN 55436	580,545	6.7%

*
less than 1 percent

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes general voting power and/or investment power with respect to securities.

  Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding for computing the beneficial ownership percentage of the person holding such options or warrants but are not deemed outstanding for computing the beneficial ownership percentage of any other person. Except as indicated by footnote, the persons named in the table above have the sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
Includes (i) 400,000 shares of common stock issuable pursuant to options exercisable within 60 days and (ii) 200 shares of common stock held indirectly by Mr. Lidsky.

(3)
Includes (i) 400,000 shares of common stock issuable pursuant to options exercisable within 60 days and (ii) 830,000 shares of common stock held by Wyncrest Capital, of which Mr. Eibensteiner is president.

(4)
Includes 73,000 shares of common stock issuable pursuant to options exercisable within 60 days.

(5)
Represents 35,000 shares of common stock issuable pursuant to options exercisable within 60 days.

(6)
Includes 35,000 shares of common stock issuable pursuant to options exercisable within 60 days.

(7)
Includes (i) 107,414 shares of common stock issuable pursuant to options exercisable within 60 days and (ii) 113,426 shares of common stock issued pursuant to a promissory note in favor of the Company.

(8)
Includes 72,000 shares of common stock issuable pursuant to options exercisable within 60 days.

(9)
Includes (i) 1,122,414 shares of common stock issuable pursuant to options exercisable within 60 days and (ii) 113,426 shares of common stock issued pursuant to a promissory note in favor of the Company.

(10)
As disclosed in a Schedule 13G filed by the holder on March 17, 2000, Fargo Investments' holdings include 50,000 shares of common stock held by Bradford M. Freeman, its general partner.

(11)
As disclosed in a Schedule 13G filed on February 2, 2000, Perkins Capital Management, Inc. has sole power to vote or direct the vote for 1,166,000 shares and sole power to dispose of or direct the disposition of all shares listed in the table as beneficially owned by it.

(12)
The shares held by Wyncrest Capital are also included in the number of shares held by Mr. Eibensteiner, its president.

(13)
As disclosed in a Schedule 13G/A filed by Mr. Mills on February 14, 2000, his ownership includes 80,545 shares of common stock issuable on exercise of warrants.

ELECTION OF FIVE DIRECTORS TO THE BOARD OF DIRECTORS
(Proposal No. 1)

    Five directors are to be elected at the Annual Meeting, each director to hold office until the next Annual Meeting of Shareholders, or until his successor is elected and qualified. All of the persons listed below are now serving as directors of the Company and each has consented to serve as a director, if elected. The Board of Directors proposes for election the nominees listed below:

Name	Age	Position	Director Since
Ronald E. Eibensteiner	49	Chairman and Secretary	1996
Paul F. Lidsky	46	President, CEO and Director	1997
Vin Weber	47	Director	1994
John F. Stapleton	56	Director	1997
Thomas M. Kieffer	42	Director	1997

    Ronald E. Eibensteiner joined the Company as Chairman of the Board of Directors in May 1996. He is President of Wyncrest Capital, Inc. and has been a seed investor in several early stage technology companies. Mr. Eibensteiner is also a director of IntraNet Solutions, Inc. a provider of Web-based document management solutions for corporate intranets. He was a cofounder of Diametrics Medical, Inc., a manufacturer of blood gas diagnostic systems, and was Chairman of Prodea Software Corporation, a data warehousing software company, until its sale to Platinum technology, inc., in January 1996. In 1983, Mr. Eibensteiner cofounded Arden Medical Systems and served as its Chief Financial Officer until its sale to Johnson & Johnson in 1987. He holds a Bachelor of Science degree in Political Science from the University of Minnesota.

    Paul F. Lidsky joined the Company as President and Chief Executive Officer in September 1997, bringing with him 15 years of experience in the telecommunications industry. Prior to joining OneLink, he served as the Executive Vice President, Strategy and Business Development for Norstan, Inc. ("Norstan"). In this position, he was responsible for the development of corporate strategies, market positioning and new business development, including the identification of acquisition targets and leadership of Norstan's acquisition teams. His prior positions with Norstan included Executive Vice President-Norstan Integration Services, and Vice President of Sales and General Manager of Norstan's Ohio Branch. He was a Product Manager with Electronic Engineering Company when it was acquired by Norstan in 1985. Mr. Lidsky also serves on the boards of directors of Ancor Communications Inc. and Datalink Corporation.

    Vin Weber has been a director of the Company since 1994 and is Managing Partner at the firm of Clark and Weinstock, Inc., which provides strategic advice to businesses interested in the government processes of the legislative and executive branches of government. Prior to joining Clark and Weinstock, Mr. Weber co-founded Empower America, a non-profit organization formed to advocate policies that emphasize individual responsibility and accountability in matters relating to the economy, social welfare and education. Prior to that, Mr. Weber served 12 years in the United States Congress representing the Second Congressional District of Minnesota. He is also a director of Department 56, Inc., ITT Education Services, Inc., and Vallon Inc., a privately-held company.

    John F. Stapleton joined the Company as a director in August 1997. Currently, Mr. Stapleton is a private investor. He also serves on the board of directors of Advanced BioSurfaces, Inc. ("ABS"), a company engaged in the development of certain medical technology. From 1995 to 1997, he served in various capacities at ABS, including Chief Financial Officer and Chairman of the Board. Mr. Stapleton is also a member of the Board of Directors of XIOtech Corporation, a high performance storage hub company. From 1990 to 1995, Mr. Stapleton served in various capacities, including Chairman and CEO of Prodea Software Corporation, a company that develops and markets custom software products and database management services. In 1973, Mr. Stapleton founded Coordinated Management Systems, Inc. which commercialized a marketing information system for the consumer package goods industry. He sold the company in 1977 to A.C. Neilson. Mr. Stapleton also founded Decisions Support Services, Inc. to develop software to enable consumer marketers to use the Britton-Lee intelligent data base machine to analyze grocery scanning data. He sold the company in 1986 to Metaphor Computer Systems, Inc., and IBM acquired the combined entity in 1990.

    Thomas M. Kieffer has been a director of the Company since 1997. With more than 20 years experience in the technology industry, Mr. Kieffer is currently the chief executive officer of Agiliti, Inc., which he founded in 1999 in order to participate in the emerging Application Service Provider (ASP) market for rentable, web-based applications and services. In 1986, Mr. Kieffer founded Connect Computer Company, an information technology consulting and services company, which was sold in 1996 to Norstan, a national technology services company. Mr. Kieffer's team also built one of the nation's largest single site, independent IT training firms, which was sold to Aris Corporation in 1997. Mr. Kieffer served as Chairman of the Minnesota Software Association, now known as the Minnesota High Tech Association, from 1995 to 1997. He continues to serve on its Board of Directors and has a particular interest in growing the number of technology companies that make their home in Minnesota. Mr. Kieffer also serves as an advisor and investor for many start-up and emerging companies, and serves on the boards of several companies. As an early participant in the systems integration industry, he has also served on numerous industry advisory boards for companies such as Microsoft, Intel, Lotus and Novell. Mr. Kieffer writes a monthly technology column for the Twin Cities Business Monthly that alerts Minnesotans to new technology trends. He is also the author of Get Connected, A Guide to Telecommunications, published by Prentice Hall/Ashton-Tate Publishing Group in 1983. Mr. Kieffer holds a Bachelor of Science degree in electrical engineering from Iowa State University.

    The affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting, or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the Annual Meeting, is required for election to the Board of each of the five nominees named above. A shareholder who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the Annual Meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote on the election of directors, shall not be considered present and entitled to vote on the election of directors. Shares of the Company's Common Stock represented by a proxy properly signed and received at or prior to the Annual Meeting, unless subsequently revoked, will be voted in accordance with the instructions thereon. If a proxy is signed and returned without indicating any voting instructions, the shares represented by such proxy will be voted FOR the election of the foregoing nominees. If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL OF THE NOMINEES LISTED ABOVE.

Certain Relationships and Transactions

    In January 1994, the Company acquired 219,364 shares of common stock from Mr. Mohn, an officer of the Company, and another shareholder, for $2.18 per share by issuing promissory notes totaling $478,212, which bear interest at 6 percent. These shares have been canceled and retired. Under the terms of the notes, payments shall be made when, and only if, the Company receives payments for exercise of options under its 1994 stock option plan until the notes are paid in full. The Company is required to use 100 percent of any cash proceeds resulting from the exercise of options under such plan to pay down these obligations until these notes are satisfied. Management cannot currently determine if additional options will be exercised, thereby requiring payments on the notes. Consequently, no liability has been recorded in the financial statements. Payments, consisting primarily of interest, of $171,648 and $2,500 were made on these promissory notes in 1999 and 1998, respectively. The principal balances of the promissory notes are $466,317 and $478,212 as of December 31, 1999 and 1998, respectively.

    In December 1999, the Company sold to Mr. Mohn 113,426 shares of unregistered common stock, for which it received a promissory note in the principal amount of $226,852. Payments on the note are payable when payments on the 1994 contingent shareholder notes payable, held by Mr. Mohn and another shareholder, are made by the Company. The outstanding balance on the stock subscription receivable earns interest at 6 percent. In addition, Mr. Mohn has pledged 113,426 shares of common stock that he currently owns as collateral for the payment of his obligations.

Board and Committee Meetings

    During fiscal 1999, the Board of Directors held three meetings and there was one meeting of the Company's Compensation Committee. Directors and Committee members may take action without formal meetings by written consent of the majority of such members. All of the Company's directors were present at each of the meetings of the Board, except there was one meeting that Mr. Weber was unable to attend.

    The Company's Compensation Committee, which consists of Messrs. Eibensteiner, Stapleton and Kieffer, provides recommendations concerning salaries and bonuses for officers of the Company and stock options for officers and employees of the Company. There are no other committees of the Company's Board of Directors.

Compensation of Directors

    General Policy.  Directors do not presently receive any compensation from the Company for attending Board or Committee meetings, although the Company does reimburse directors for expenses incurred in attending such meetings.

    Stock Options.  Each nonemployee director has received an option to purchase 50,000 shares of the Company's Common Stock upon such director's initial election or appointment to the Board. No further options have been granted to a nonemployee director upon a director's subsequent reelection to the Board by the shareholders. The options vest in the following manner: 5,000 shares upon initial election or appointment to the Board; 15,000 shares upon first reelection to the Board by the shareholders; 15,000 shares upon second reelection to the Board by the shareholders; 15,000 shares upon third reelection to the Board by the shareholders. The exercise price of the options is equal to the fair market value of the Company's Common Stock on the date the nonemployee director is initially elected or appointed to the Company's Board.

EXECUTIVE COMPENSATION

    The following table sets forth the total compensation paid by the Company during its last three fiscal years to the persons who served as President and Chief Executive Officer of the Company and the other most highly compensated executive officers of the Company during the fiscal year which ended December 31, 1999.

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation	Securities Underlying Options(#)
Paul F. Lidsky, President, CEO and CFO(1)	1999 1998 1997	175,000 150,000 49,423	87,500 75,000 0	7,678 5,400 1,800	200,000 0 600,000	(2) (3)
Kirk C. Danzl, Chief Technology Officer(4)	1999 1998 1997	97,667 80,000 51,778	50,000 28,000 0	572 0 0	50,000 80,000 60,000	(5) (6)
Gregory H. Mohn, Vice President—Business Development	1999 1998 1997	96,667 80,000 80,037	50,000 28,000 0	545 0 0	0 80,000 10,000	(7)

(1)
Mr. Lidsky was appointed President and CEO on September 2, 1997. He signed a two-year employment agreement that includes a monthly base salary of $12,500, plus out-of-pocket expenses incurred in the performance of his duties, including an automobile allowance of $450 per month. Effective January 20, 1999, the Compensation Committee increased Mr. Lidsky's base compensation to $175,000 per year and effective January 2000, his base salary has been increased to $187,500. Following the resignation of Michael Ryan as chief financial officer ("CFO") of the Company in April 1999, Mr. Lidsky served as CFO until April 2000, when a successor to that position was appointed.

(2)
Such options were granted from the 1999 Non-Qualified Stock Option Plan.

(3)
In 1998, options relating to 200,000 shares of Mr. Lidsky's 1997 option grant were re-priced at $1.00 per share.

(4)
Mr. Danzl's employment with the Company began in March 1997.

(5)
In 1998, options relating to 40,000 shares of Mr. Danzl's 1998 option grants were re-priced at $1.00 per share.

(6)
In 1998, these options were re-priced at $1.00 per share.

(7)
In 1998, options relating to 40,000 shares of Mr. Mohn's 1998 option grants were re-priced at $1.00 per share.

Employment Agreements

    The Company entered into an employment agreement with Mr. Lidsky effective September 2, 1997. The agreement had an initial term of two years, with provisions for annual renewals. The agreement originally provided for an annual salary of $150,000, incentives to earn 50% of his annual salary and a grant of 400,000 stock options with vesting tied to specific performance criteria linked to the Company's profitability and the passage of time. The agreement also provides that, in the event (i) Mr. Lidsky dies, (ii) becomes disabled (as defined in the agreement), (iii) the Company terminates his employment without

Cause (as defined in the agreement), (iv) a change in control (as defined in the agreement) of the Company occurs, or (v) the Company materially breaches the agreement, Mr. Lidsky would be entitled to his base salary, plus health, life and disability insurance until the earlier of (a) the date he obtains other full-time employment, or (b) twelve months from the date of termination of employment. On November 19, 1997, Mr. Lidsky was granted an additional 200,000 stock options with vesting tied to specific stock price appreciation targets. Mr. Lidsky's annual base salary for 1999 was increased to $175,000 and, effective January 2000, his base salary has been increased to $187,500 per year.

Option/SAR Grants During 1999 Fiscal Year

    The following table sets forth the options that were granted to the executive officers named in the Summary Compensation Table during the Company's last fiscal year which ended December 31, 1999.

Name	Number of Securities Underlying Options/SARs Granted(#)		Percent of Total Options/ SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date
Paul F. Lidsky	200,000	(1)	37.9%	$1.00	1/20/2009
Gregory H. Mohn	0		N/A	N/A	N/A
Kirk C. Danzl	50,000		9.5%	$2.188	7/14/2009

(1)
Such options were granted pursuant to the 1999 Non-Qualified Stock Option Plan.

Option/SAR Exercises During Fiscal 1999 and Fiscal Year-End Option/SAR Values

    The following table provides certain information regarding the exercise of stock options to purchase shares of the Company's Common Stock during the year ended December 31, 1999, by the executive officers named in the Summary Compensation Table and the fiscal year-end value of unexercised stock options held by such officers.

Name	Number of Shares Acquired On Exercise	Value Realized($)	Number of Unexercised Options at Fiscal Year End (exercisable/unexercisable)	Value of Unexercised In-the-Money Options at Fiscal Year End($) (exercisable/unexercisable)(1)
Paul F. Lidsky	None	0	400,000/400,000	$850,000/850,000
Gregory H. Mohn	None	0	107,414/56,333	$224,505/119,708
Kirk C. Danzl	None	0	72,000/118,000	$153,000/191,750

(1)
The value of the options equals the difference between $3.125, the closing bid price of the Company's Common Stock on December 31, 1999, as reported by the OTC Bulletin Board, and the option exercise price per share, multiplied by the number of shares subject to such options.

AMENDMENT OF ARTICLES TO CHANGE CORPORATE NAME
(Proposal No. 2)

    At the Annual Meeting, shareholders will be asked to approve an amendment to the Company's Articles of Incorporation to change the name of the Company from "OneLink Communications, Inc." to "OneLink, Inc." On April 18, 2000, the Board of Directors of the Company unanimously approved, subject to shareholder approval, an Amendment to the Company's Articles of Incorporation, which changes the Company's name to "OneLink, Inc." A form of the proposed Amendment is attached hereto as Exhibit A. The Board and management believe the change in name will better identify the Company and its business.

    The affirmative vote of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting, or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the Annual Meeting, is required to approve the proposed Amendment to the Company's Articles of Incorporation. A shareholder who abstains with respect to the approval of the Amendment is considered to be present and entitled to vote at the Annual Meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote on the approval of the proposed Amendment, shall not be considered present and entitled to vote at the Annual Meeting. Shares of the Company's Common Stock represented by a proxy properly signed and received at or prior to the Annual Meeting, unless subsequently revoked, will be voted in accordance with the instructions thereon. If a proxy is signed and returned without indicating any voting instructions, the shares represented by such proxy will be voted FOR the proposal and transactions contemplated thereby.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT.

PROPOSAL TO ADOPT THE
ONELINK COMMUNICATIONS, INC.
1999 NONQUALIFIED STOCK OPTION PLAN, AS AMENDED
(Proposal No. 3)

    On January 19, 1999, the Board of Directors adopted and approved the 1999 Non-Qualified Stock Option (the "1999 Plan" or "Plan"). The 1999 Plan was adopted in order to provide the Company's officers and directors with the opportunity to purchase shares of the Company's Common Stock. The Board of Directors reserved 300,000 shares of Common Stock for issuance in accordance with the 1999 Plan. On April 18, 2000, the Board approved an amendment to the 1999 Plan, which increased the number of shares reserved for issuance thereunder to 600,000. The brief summary of the 1999 Plan which follows is qualified in its entirety by reference to the complete text, a copy of which is attached to this Proxy Statement as Exhibit B.

    General.  The purpose of the Plan is to promote the success of the Company by facilitating the retention of competent personnel and by furnishing incentive to officers and directors upon whose efforts the success of the Company will depend to a large degree.

    The Plan provides that it shall be administered by the Board of Directors of the Company or by a Committee appointed by the Board (collectively, the "Administrator"). The Administrator shall have the full power and authority to administer and interpret the Plan, and to make rules, regulations and guidelines for administering the Plan.

    The number of shares of Common Stock which may be issued under the 1999 Plan if this proposal is approved may not exceed 600,000 shares, subject to adjustment in the event of a merger, recapitalization or other corporate restructuring.

    Stock Options.  Under the 1999 Plan, the Administrator may grant to eligible officers and directors non-qualified stock options to purchase shares of Common Stock from the Company. The Plan confers on the Administrator discretion, with respect to any such stock option, to determine the number and purchase price of the shares subject to the option, the term of each option and the time or times during its term when the option becomes exercisable. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established by the Administrator.

    The option price may be paid in cash, personal check, certified check or by delivery of shares of Common Stock valued at their fair market value at the time of purchase or by withholding from the shares issuable upon exercise of the option shares of Common Stock valued at their fair market value or as otherwise authorized by the Administrator.

    In the event that an optionee ceases to be an officer or director of the Company for any reason, including death, any stock option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire at the time or times established by the Administrator.

    Non-transferability of Most Incentives.  The Administrator may permit an optionee to transfer any or all nonqualified options granted under the Plan to any member of such optionee's "immediate family" as that term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934. In such case, however, the optionee may not receive consideration for the transfer.

    Amendment of the 1999 Plan.  The Board of Directors may amend or discontinue the Plan at any time. However, no such amendment or discontinuance may, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring, (a) change or impair, without the consent of the recipient thereof, an option previously granted, (b) materially increase the maximum number of shares subject to the 1999 Plan, (c) change the designation of the class of employees eligible to receive options, (d) decrease the price at which options may be granted, or (e) materially increase the benefits accruing to participants, without the approval of the shareholders of the Company but only if such approval is required for compliance with the requirements of any applicable law or regulation.

    Immediate Acceleration of Options.  Unless otherwise provided in any stock option agreement made pursuant to the 1999 Plan, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets or through a merger, consolidation, exchange, reorganization or liquidation (collectively, a "transaction"), all outstanding options shall become immediately exercisable, whether or not such options were exercisable prior to a transaction. However, if the acquiring party seeks to have the transaction accounted for on a "pooling of interests" basis and, in the opinion of the Company's independent accountants, accelerating the exercisability of such options would preclude a pooling of interests under generally accepted accounting principles, the exercisability of options shall not accelerate. Additionally, in the event a pooling of interests transaction precludes the acceleration of the exercisability of outstanding options, the Board of Directors may provide for one or more of the following: (a) the complete termination of the Plan and cancellation of outstanding options not exercised on or before a date to be specified by the Board; (b) persons holding such options shall receive cash in an amount equal to the fair market value of the stock underlying such option on the date immediately preceding the date of the transaction over the option price per share of such options; or (c) the continuation of the Plan with respect to the exercise of options outstanding as of the date of adoption by the Board of such plan for such transaction and provide to such option holders the right to exercise their respective options as to an equivalent number of shares of the corporation succeeding the Company as a result of the transaction.

    Federal Income Tax Consequences.  The following discussion sets forth certain United States income tax considerations in connection with the ownership of Common Stock. These tax considerations are stated in general terms and are based on the Internal Revenue Code, as amended (the "Code"), and judicial and administrative interpretations thereof. This discussion does not address state or local tax considerations with respect to the ownership of Common Stock. Moreover, the tax considerations relevant to ownership of the Common Stock may vary depending on a holder's particular status.

    Under existing provisions of the Code, a participant who receives a stock option under the 1999 Plan that is subject to restrictions creating a "substantial risk of forfeiture" (within the meaning of Section 83 of the Code) will not normally realize any income, nor will the Company normally receive any deduction, for federal income tax purposes in the year such option is granted. When a non-qualified stock option granted pursuant to the Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares of Common Stock as to which the option is exercised and the aggregate fair market value of shares of the Common Stock on the exercise date, and the Company will be entitled to a deduction in the year the option is exercised equal to the amount the participant is required to treat as ordinary income.

    If the exercise price of an option is paid by surrender of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

Proxies and Voting

    The affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting, or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the Annual Meeting, is required to approve the 1999 Plan. A shareholder who abstains with respect to the approval of the 1999 Plan is considered to be present and entitled to vote at the Annual Meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote on the approval of the 1999 Plan, shall not be considered present and entitled to vote at the Annual Meeting. Shares of the Company's Common Stock represented by a proxy properly signed and received at or prior to the Annual Meeting, unless subsequently revoked, will be voted in accordance with the instructions thereon. If a proxy is signed and returned without indicating any voting instructions, the shares represented by such proxy will be voted FOR the proposal and transactions contemplated thereby.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ADOPTION OF THE 1999 PLAN.

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
(Proposal No. 4)

    On July 28, 1998, the Board of Directors of the Company, acting on the recommendation of management, approved the engagement of Lund Koehler Cox & Arkema, LLP as the Company's independent auditors for the fiscal year ending December 31, 1998. Lund Koehler Cox & Arkema, LLP replaced the firm of Ernst & Young LLP, which was dismissed effective July 28, 1998, as the Company's certified public accountants responsible for auditing the Company's financial statements. The shareholders of the Company ratified the appointment of Lund Koehler Cox & Arkema, LLP as the Company's independent public accountants for fiscal year 1999 at the Company's 1999 Annual Meeting.

    For each of the two fiscal years ended December 31, 1997 and December 31, 1996, respectively, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, the Company's internal controls, reliability of management's representations, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their reports. Ernst & Young LLP's reports for the two fiscal years ending December 31, 1996 and 1997, respectively, contained an emphasis paragraph with respect to the Company's ability to continue as a going concern without obtaining additional capital due to recurring losses and negative cash flows from operations. Ernst & Young LLP's reports for the two fiscal years ending December 31, 1996 and 1997, respectively, contained no adverse opinions, disclaimers, qualifications or modifications as to audit scope, accounting principles, or uncertainty, other than the previously mentioned uncertainty.

    Representatives of Lund Koehler Cox & Arkema, LLP are expected to be present at the Annual Meeting, and will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available to respond to questions from the Company's shareholders.

    The affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting, or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the Annual Meeting, is required to approve the ratification of appointment of Lund Koehler Cox & Arkema, LLP, independent public accountants, as the Company's independent public accountants for the fiscal year ending December 31, 2000. A shareholder who abstains with respect to the ratification of appointment of Lund Koehler Cox & Arkema, LLP, independent public accountants, as the Company's independent public accountants for the fiscal year ending December 31, 2000 is considered to be present and entitled to vote at the Annual Meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote on the ratification of appointment of Lund Koehler Cox & Arkema, LLP, independent public accountants, as the Company's independent public accountants for the fiscal year ending December 31, 2000, shall not be considered present and entitled to vote at the Annual Meeting. Shares of the Company's Common Stock represented by a proxy properly signed and received at or prior to the Annual Meeting, unless subsequently revoked, will be voted in accordance with the instructions thereon. If a proxy is signed and returned without indicating any voting instructions, the shares represented by such proxy will be voted FOR the proposal and transactions contemplated thereby.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF APPOINTMENT OF LUND KOEHLER COX & ARKEMA, LLP INDEPENDENT PUBLIC ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders ("Insiders") are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to Insiders were compiled and filed on a timely basis except that one form reporting one transaction was filed late by Mr. Mohn, and one form reporting one transaction was filed late by Mr. Eibensteiner.

SHAREHOLDER PROPOSALS

    Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2001 annual meeting must be received by the Company at its offices by December 21, 2000, to be considered for inclusion in the Company's proxy statement and related proxy for such annual meeting.

    Also, if a shareholder proposal intended to be presented at the 2001 annual meeting but not included in the Company's proxy statement and proxy is received by the Company after March 3, 2001, then management named in the Company's proxy form for the 2001 annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.

OTHER BUSINESS

    The Board of Directors knows of no other matters to be presented at the meeting. If any other matter does properly come before the meeting, the appointees named in the Proxy will vote the Proxies in accordance with their best judgment.

OTHER INFORMATION

    Enclosed with this Proxy Statement is a copy of the Company's 1999 Annual Report to Shareholders.

    THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. SUCH REQUESTS SHOULD BE SENT TO ONELINK COMMUNICATIONS, INC., PAUL F. LIDSKY, PRESIDENT, 10340 VIKING DRIVE, SUITE 150, EDEN PRAIRIE, MN 55344.

By order of Board of Directors,
/s/ Ronald E. Eibensteiner Ronald E. Eibensteiner Chairman
Dated:	April 20, 2000 Eden Prairie, Minnesota

EXHIBIT A

AMENDMENT OF ARTICLES OF INCORPORATION
OF
ONELINK COMMUNICATIONS, INC.

    The undersigned, Chief Executive Officer of OneLink Communications, Inc., a Minnesota corporation (the "Corporation"), hereby certifies that the following Articles of Amendment have been duly adopted by the Board of Directors and the Shareholders of the Corporation, pursuant to the provisions of the Minnesota Business Corporation Act.

  1.
  The name of the Corporation is OneLink Communications, Inc.

  2.
  Article I of the Corporation's Articles of Incorporation is amended to read in its entirety as follows:

  "ARTICLE I

    Name. The name of the Corporation shall be OneLink, Inc."

  3.
  This amendment has been adopted pursuant to Chapter 302A of the Minnesota Statutes, also called the Minnesota Business Corporation Act.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this        day of May, 2000.

Paul F. Lidsky Chief Executive Officer

A-1

EXHIBIT B

ONELINK COMMUNICATIONS, INC.
1999 NONQUALIFIED STOCK OPTION PLAN

SECTION 1.
DEFINITIONS

    As used herein, the following terms shall have the meanings indicated below:

    (a) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. As long as the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "non-employee director." For purposes of this Section 1(a), "non-employee director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

    (b) The "Company" shall mean OneLink Communications, Inc., a Minnesota corporation.

    (c) "Fair Market Value" as of any day shall mean (i) if such stock is reported by the Nasdaq National Market or Nasdaq SmallCap Market or is listed upon an established stock exchange or exchanges, the reported closing price of such stock by the Nasdaq National Market or Nasdaq SmallCap Market or on such stock exchange or exchanges on such date or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so reported by the Nasdaq National Market or Nasdaq SmallCap Market or listed upon an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the National Quotation Bureau, Inc. (or any comparable reporting service) on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company's Common Stock.

    (d) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

    (e) "Option Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 12) reserved for options pursuant to this Plan.

    (f)  The "Optionee" means an officer or director (including an Outside Director) of the Company or any Subsidiary to whom a nonqualified stock option has been granted.

    (g) "Outside Director" shall mean members of the Board who are not employees of the Company or any Subsidiary.

    (h) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

    (i)  The "Plan" means the OneLink Communications, Inc. 1999 Nonqualified Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

    (j)  A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

SECTION 2.
PURPOSE

    The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the retention of competent personnel and by furnishing incentive to officers and directors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree. It is the intention of the Company to carry out the Plan through the granting of "nonqualified stock options."

SECTION 3.
EFFECTIVE DATE OF PLAN

    The Plan shall be effective as of January 20, 1999, the date of adoption by the Board of Directors.

SECTION 4.
ADMINISTRATION

    The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time (collectively referred to as the "Administrator"). The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described in the Plan) to determine, in its sole discretion, whether a nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

    No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.
PARTICIPANTS

    The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those officers and directors (including Outside Directors) of the Company or of any Subsidiary to whom nonqualified stock options shall be granted. The Administrator may grant additional nonqualified stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Administrator shall also determine the number of shares to be optioned to each such participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.

SECTION 6.
STOCK

    The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. Three hundred thousand (300,000) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 12 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.

SECTION 7.
DURATION OF PLAN

    Nonqualified stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board. Any nonqualified stock option granted prior to the termination of the Plan by the Board shall remain in full force and effect until the expiration of the option as specified in the written stock option agreement and shall remain subject to the terms and conditions of this Plan.

SECTION 8.
PAYMENT

    Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, personal check, certified check, Common Stock of the Company valued at such Stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the option granted to the Optionee or upon any exercise of the option by the Optionee.

    With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

SECTION 9.
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

    Each nonqualified stock option granted pursuant to this Section 9 shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

      (a)  Number of Shares and Option Price.  The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that the option price may not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock per share on the date of grant.

      (b)  Term and Exercisability of Nonqualified Stock Option.  The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

      (c)  Withholding.  The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Optionee all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Optionee's exercise of a nonqualified stock option. In the event the Optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its Fair Market Value, as of the date the amount of tax to be withheld is determined under applicable tax law. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

      (d)  Other Provisions.  The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 10.
TRANSFER OF OPTION

    The Administrator may, in its sole discretion, permit the Optionee to transfer any or all nonqualified stock options to any member of the Optionee's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Optionee's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Optionee receives no consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

SECTION 11.
RECAPITALIZATION, SALE, MERGER, EXCHANGE
OR LIQUIDATION

    In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be automatically adjusted to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

    Unless otherwise provided in the stock option agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a "transaction"), all outstanding options shall become immediately exercisable, whether or not such options had become exercisable prior to the transaction; provided, however, that if the acquiring party seeks to have the transaction accounted for on a "pooling of interests" basis and, in the opinion of the Company's independent certified public accountants, accelerating the exercisability of such options would preclude a pooling of interests under generally accepted accounting principles, the exercisability of such options shall not accelerate. In addition to the foregoing, or in the event a pooling of interests transaction precludes the acceleration of the exercisability of outstanding options, the Board may provide for one or more of the following:

      (a) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction);

      (b) that Optionees holding outstanding nonqualified options shall receive, with respect to each share of Option Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Option Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Optionees shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein; or

      (c) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 12.
SECURITIES LAW COMPLIANCE

    No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to Optionee, the Administrator may require Optionee to (i) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (ii) represent that Optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

    As a further condition to the grant of any nonqualified stock option or the issuance of Option Stock to Optionee, Optionee agrees to the following:

      (a) In the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any nonqualified stock option granted to Optionee pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

      (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any states securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any nonqualified stock option and the date on which such option must be exercised, provided that the Company gives Optionee prior written notice of such acceleration, and (ii) to cancel any options or portions thereof which Optionee does not exercise prior to or contemporaneously with such public offering.

      (c) In the event of a transaction (as defined in Section 12 of the Plan) which is treated as a "pooling of interests" under generally accepted accounting principles, Optionee will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Optionee is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Optionee will execute any documents necessary to ensure compliance with such rules.

    The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 12.

SECTION 13.
RIGHTS AS A SHAREHOLDER

    An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 11 of the Plan).

SECTION 14.
AMENDMENT OF THE PLAN

    The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 11, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 11 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan without the approval of the shareholders of the Company but only if such approval is required for compliance with the requirements of any applicable law or regulation.

SECTION 15.
NO OBLIGATION TO EXERCISE OPTION

    The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ for any period.

ONELINK COMMUNICATIONS, INC.
Proxy for Annual Meeting of Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints PAUL F. LIDSKY and RONALD E. EIBENSTEINER, or either of them acting alone, with the power of substitution, as proxies to represent and vote, as designated on the reverse, all shares of Common Stock of OneLink Communications Inc. registered in the name of the undersigned, at the Annual Meeting of Shareholders of OneLink Communications, Inc. to be held on May 23, 2000, at 3:30 p.m., Local Time at Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, and at all adjournments of such meeting. The undersigned hereby revokes all proxies previously granted with respect to such meeting.

1.	ELECTION OF DIRECTORS
/ / FOR all nominees listed below (except as marked to the contrary below)
/ / WITHHOLD AUTHORITY to vote for all nominees listed below
To withhold authority to vote for any nominee, strike a line through the nominee's name in the list below:
		Paul F. Lidsky	Vin Weber	Ronald E. Eibensteiner
		John F. Stapleton	Thomas M. Kieffer
2.	To amend the Articles of Incorporation of the Company to change its corporate name from "OneLink Communications, Inc." to "OneLink, Inc."
	/ / FOR		/ / AGAINST	/ / ABSTAIN
3.	To approve the Company's 1999 Non-qualified Stock Option Plan, as amended.
	/ / FOR		/ / AGAINST	/ / ABSTAIN
4.	To ratify the selection of Lund Koehler Cox & Arkema, LLP as independent public accountants of the Company for the fiscal year ending December 31, 2000 and
	/ / FOR		/ / AGAINST	/ / ABSTAIN
5.	To transact such other business as may properly come before the meeting or any adjounment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR the election of the nominees set forth in Item 1, FOR Item 2, FOR Item 3 and FOR Item 4. If shares are held by joint tenants, both should sign this proxy card. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. When signing as a corporation, please sign in the full corporate name by President or other authorized officer. When signing as a partnership, please sign in the partnership name by an authorized person.

Signature

Signature if held jointly
Dated , 2000
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

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PROXIES AND VOTING
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
ELECTION OF FIVE DIRECTORS TO THE BOARD OF DIRECTORS (Proposal No. 1)
EXECUTIVE COMPENSATION
AMENDMENT OF ARTICLES TO CHANGE CORPORATE NAME (Proposal No. 2)
PROPOSAL TO ADOPT THE ONELINK COMMUNICATIONS, INC. 1999 NONQUALIFIED STOCK OPTION PLAN, AS AMENDED (Proposal No. 3)
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS (Proposal No. 4)
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS
OTHER BUSINESS
OTHER INFORMATION
AMENDMENT OF ARTICLES OF INCORPORATION OF ONELINK COMMUNICATIONS, INC.
ONELINK COMMUNICATIONS, INC. 1999 NONQUALIFIED STOCK OPTION PLAN
SECTION 1. DEFINITIONS
SECTION 2. PURPOSE
SECTION 3. EFFECTIVE DATE OF PLAN
SECTION 4. ADMINISTRATION
SECTION 5. PARTICIPANTS
SECTION 6. STOCK
SECTION 7. DURATION OF PLAN
SECTION 8. PAYMENT
SECTION 9. TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS
SECTION 10. TRANSFER OF OPTION
SECTION 11. RECAPITALIZATION, SALE, MERGER, EXCHANGE OR LIQUIDATION
SECTION 12. SECURITIES LAW COMPLIANCE
SECTION 13. RIGHTS AS A SHAREHOLDER
SECTION 14. AMENDMENT OF THE PLAN
SECTION 15. NO OBLIGATION TO EXERCISE OPTION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS